Exhibit 99.1

                             Statement Under Oath of
           Principal Executive Officer and Principal Financial Officer
       Regarding Facts and Circumstances Relating to Exchange Act Filings


I,   Allen Questrom, state and attest that:

(1)  To the best of my knowledge,  based upon a review of the covered reports of
     J. C. Penney Company, Inc., and, except as corrected or supplemented in a subsequent covered report:

o no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

o no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

(2) I have reviewed the contents of this statement with the Company's audit committee.

(3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

o    Annual  Report on Form 10-K for the fiscal  year ended  January 26, 2002 of
     J. C. Penney Company, Inc.;

o all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of J. C. Penney Company, Inc. filed with the Commission subsequent to the filing of the Form 10-K identified above; and

o    any amendments to any of the foregoing.






/s/ Allen Questrom
----------------------------            Subscribed and sworn to
Allen Questrom                          before me this 6 day of September, 2002.
Chairman and
Chief Executive Officer
September 6, 2002



                                                 /s/ Joyce L. Rogers
                                             ----------------------------------
                                             Notary Public
                                             My Commission Expires: 6/17/03

                                                                    Exhibit 99.2


                             Statement Under Oath of
           Principal Executive Officer and Principal Financial Officer
       Regarding Facts and Circumstances Relating to Exchange Act Filings


I,   Robert B. Cavanaugh, state and attest that:

(1)  To the best of my knowledge,  based upon a review of the covered reports of
     J. C. Penney Company, Inc., and, except as corrected or supplemented in a subsequent covered report:

o no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

o no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

(2) I have reviewed the contents of this statement with the Company's audit committee.

(3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

o    Annual Report on Form 10-K for the fiscal year ended January 26, 2002 of
     J. C. Penney Company, Inc.;

o all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of J. C. Penney Company, Inc. filed with the Commission subsequent to the filing of the Form 10-K identified above; and

o    any amendments to any of the foregoing.



/s/ Robert B. Cavanaugh
----------------------------            Subscribed and sworn to
Robert B. Cavanaugh                     before me this 6 day of September, 2002.
Executive Vice President and
Chief Financial Officer
September 6, 2002

                                            /s/ Joyce L. Rogers
                                          ----------------------------------
                                          Notary Public
                                          My Commission Expires:6/17/03

                                                                    Exhibit 99.3



             CERTIFICATION BY CHIEF EXECUTIVE OFFICER AS REQUIRED BY
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



         In connection with the Quarterly Report of J. C. Penney Company, Inc. ("Company") on Form 10-Q for the period ending July 27, 2002, as filed with the Securities and Exchange Commission on the date hereof ("Report"), I, Allen I. Questrom, Chairman of the Board and Chief Executive Officer of the Company, certify, as required by Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2)  The  information  contained  in the  Report  fairly  presents,  in all
          material  respects,   the  financial  condition  and  results  of  the
          operations of the Company.



                                          /s/ Allen I. Questrom
                                         ----------------------------
                                          Allen I. Questrom
                                          Chairman of the Board and Chief
                                             Executive Officer
                                          J. C. Penney Company, Inc.

                                                                    Exhibit 99.4



             CERTIFICATION BY CHIEF FINANCIAL OFFICER AS REQUIRED BY
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



         In connection with the Quarterly Report of J. C. Penney Company, Inc. ("Company") on Form 10-Q for the period ending July 27, 2002, as filed with the Securities and Exchange Commission on the date hereof ("Report"), I, Robert B. Cavanaugh, Executive Vice President and Chief Financial Officer, certify, as required by Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2)  The  information  contained  in the  Report  fairly  presents,  in all
          material  respects,   the  financial  condition  and  results  of  the
          operations of the Company.



                                           /s/ Robert B. Cavanaugh
                                          ----------------------------
                                            Robert B. Cavanaugh
                                            Executive Vice President and Chief
                                               Financial Officer
                                            J. C. Penney Company, Inc.